Assets held for sale	12 Months Ended
Dec. 31, 2023
Assets Held For Sale [Abstract]
Assets held for sale
Note 28 - Assets held for sale
In December 2022, the Group committed to a plan to sell, to Geely, its Chengdu manufacturing plant held by the Group subsidiary, PSNEV, that was previously used to manufacture the Polestar 1 and special edition Polestar 2 BST 270. Accordingly, the Chengdu plant and certain related assets were presented as a disposal group held for sale. The assets related to the Chengdu Plant which were classified as held for sale amounted to $56,001 as of December 31, 2022. The cumulative foreign exchange losses related to exchange rate differences from translation of the disposal group that were included in other comprehensive income as of December 31, 2022 amounted to $1,392. In July 2023, there was a change in the asset grouping classified as held for sale to include an immaterial amount of Other current assets and liabilities along with $85,542 of accounts receivable. The accounts receivable was an intercompany receivable, held by PSNEV, which was not settled prior to the sale of the asset group. Geely agreed to purchase the intercompany receivable as part of the sale, resulting in a change in the asset grouping.
On August 1, 2023, the Group completed the sale of the asset group to Geely. Upon disposal of the asset group, cumulative foreign exchange losses of $6,636 were reclassified from equity to profit or loss as part of the gain on disposal. The derecognition of the asset group previously classified as held for sale, including the modification to include accounts receivable, resulted in a total gain of $16,334. The gain is reflected within Other operating income (expense) on the Consolidated Statement of Loss and Comprehensive Loss. Refer to Note 27 - Related party transactions for additional details.